UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	May 21, 2025

               Harley-Davidson Motorcycle Trust 2025-A

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0002066712)

               Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

               Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-285406	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                    9850 Double R Boulevard, Suite 100, Reno, Nevada 89521

(Address of principal executive offices, including zip code)

                   (775) 886-3000

(Registrant’s telephone number, including area code)

9850 Double R Boulevard, Suite 200, Reno, Nevada 89521

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 20, 2025, Harley-Davidson Customer Funding Corp. (the “Depositor) and Harley-Davidson Credit Corp. (the “Sponsor”) entered into an Underwriting Agreement with Barclays Capital Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2025-A (the “Trust”) in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3, and Class A-4 (collectively, the “Offered Notes”). The Offered Notes have an aggregate principal amount of $500,000,000. The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-285406). It is expected that the Offered Notes will be issued on or about May 28, 2025.

The description of the Underwriting Agreement set forth above is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The Depositor is filing certain exhibits by means of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus, dated May 20, 2025, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

In connection with the offering of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K. The certifications are being filed by means of this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)            Not Applicable.

(b)            Not Applicable.

(c)            Not Applicable.

(d)            Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated May 20, 2025, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters.

(4.1)	Amended and Restated Trust Agreement, dated May 1, 2025, between Harley-Davidson Customer Funding Corp. and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of May 1, 2025, between Harley-Davidson Motorcycle Trust 2025-A and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated May 1, 2025, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2025-A and Clayton Fixed Income Services LLC.

(5.1)	Opinion of FisherBroyles, LLP, dated as of May 20, 2025, as to legality.

(5.2)	Opinion of Morris James LLP, dated as of May 20, 2025, as to legality.

(8.1)	Opinion of FisherBroyles, LLP, dated as of May 20, 2025, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, dated as of May 1, 2025, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of May 1, 2025, among Harley-Davidson Motorcycle Trust 2025-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of May 1, 2025, among Harley-Davidson Motorcycle Trust 2025-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(23.1)	Consent of FisherBroyles, LLP (included in Exhibits 5.1 and 8.1).

(23.2)	Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)	Depositor Certifications for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: May 21, 2025	By:	/s/David Viney
		Name:	David Viney
		Title:	Vice President and Treasurer

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated May 21, 2025

Exhibit

Number

(1.1)	Underwriting Agreement, dated May 20, 2025, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters.

(4.1)	Amended and Restated Trust Agreement, dated May 1, 2025, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of May 1, 2025, between the Harley-Davidson Motorcycle Trust 2025-A and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated May 1, 2025, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2025-A and Clayton Fixed Income Services LLC.

(5.1)	Opinion of FisherBroyles, LLP, dated as of May 20, 2025, as to legality.

(5.2)	Opinion of Morris James LLP, dated as of May 20, 2025, as to legality.

(8.1)	Opinion of FisherBroyles, LLP, dated as of May 20, 2025, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, dated as of May 1, 2025, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of May 1, 2025, among Harley-Davidson Motorcycle Trust 2025-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of May 1, 2025, among Harley-Davidson Motorcycle Trust 2025-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(23.1)	Consent of FisherBroyles, LLP (included in Exhibits 5.1 and 8.1).

(23.2)	Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)	Depositor Certifications for shelf offerings of asset-backed securities.